                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                Synergy Venture Partners, LLC

Address:                             1350 Bayshore Highway, Suite 920
                                     Burlingame, CA 94010

Designated Filer:                    Synergy Life Science Partners, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ William N. Starling, Jr., Synergy
                                     Venture Partners, LLC, as general partner
                                     of Synergy Life Science Partners, L.P.

Name:                                Mudit Jain

Address:                             1350 Bayshore Highway, Suite 920
                                     Burlingame, CA 94010

Designated Filer:                    Synergy Life Science Partners, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Mudit Jain, as manager of Synergy
                                     Venture Partners, LLC

Name:                                Richard Stack

Address:                             1350 Bayshore Highway, Suite 920
                                     Burlingame, CA 94010

Designated Filer:                    Synergy Life Science Partners, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Richard Stack, as manager of Synergy
                                     Venture Partners, LLC

Name:                                William N. Starling, Jr

Address:                             1350 Bayshore Highway, Suite 920
                                     Burlingame, CA 94010

Designated Filer:                    Synergy Life Science Partners, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ William N. Starling, Jr, as manager of
                                     Synergy Venture Partners, LLC